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                        AMENDMENT NO. 4 TO LOAN AGREEMENT



         This Amendment No. 4 to Loan Agreement dated as of March 28, 2001, ("Agreement") is entered into with reference to the Loan Agreement dated as of March 23,1998, by and among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders named therein, and Bank of America, N.A. (under its former name, "Bank of America National Trust and Savings Association"), as Administrative Agent (as amended by an Amendment No. 1 dated April 10, 1998, an Agreement No. 2 dated March 31, 1999, and an Amendment No. 3 dated June 30, 2000, the "Loan Agreement"). The Administrative Agent, acting with the consent of the Lenders in accordance with the terms of the Loan Agreement, and Borrower hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

         2. CAPITAL EXPENDITURES. Section 6.14(b) of the Loan Agreement is hereby amended to read in full as follows:

         "(b) Maintenance Capital Expenditures consisting of (i) any Room Refurbishment Expenditures (as limited by the definition thereof) and
         (ii) other Maintenance Capital Expenditures in an aggregate amount not to exceed $7,500,000 during any Fiscal Year."

         3. DEFERMENT OF COMMITMENT REDUCTIONS. The Lenders hereby agree to waive the reductions to the amount of the Commitment otherwise required to occur on March 31, 2001 and June 30, 2001 by Section 2.6 of the Loan Agreement and, in furtherance thereof, the definition of "Reduction Date" is hereby amended so that the amount set for the opposite each such date is "$0."

         4. CONFIRMATION OF FISCAL QUARTERS AND PRICING PERIODS. Pursuant to Amendment No. 3 to the Loan Agreement, the definition of "Fiscal Year" was amended in connection with Borrower's adoption of a fiscal year ending concurrently with each calendar year, and corresponding adjustments were made to covenant compliance reporting. For the avoidance of doubt, the definitions of "Fiscal Quarter" and "Pricing Period" are hereby amended to read in full as follows:

                  "FISCAL QUARTER" means the fiscal quarter of "Borrower consisting of a three-month fiscal period ending on each March 31, June 30, September 30 and December 31.

                  "PRICING PERIOD" means each period of three calendar months beginning on the first day of each March, June, September and December.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

                  (a) counterparts of this Amendment executed by Borrower and the Administrative Agent, acting on behalf of the Lenders;


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                  (b) written consents to the execution, delivery and
         performance hereof from all of the Lenders.

         6. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

         7. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                HARD ROCK HOTEL, INC., a Nevada Corporation

                                By: /s/ Peter A. Morton
                                   ------------------------------------------

                                Title: President and Chairman of the Board
                                      ---------------------------------------


                                BANK OF AMERICA, N.A., as Administrative Agent

                                By: /s/ Janice Hammond
                                   ------------------------------------------
                                   Janice Hammond, Vice President






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                                CONSENT OF LENDER

         This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

         The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 4 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.



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[Typed/Printed Name of Lender]

By:
   ---------------------------------

Title:
      ------------------------------

Date:
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